OBLIGATIONS UNDER FINANCE LEASES (Schedule of Future Minimum Lease Payments under Finance Leases) (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Present value of net minimum lease payments
Total minimum lease payments			1,407
Less: Amount representing interest			(31)
Present value of net minimum lease payments			1,376
Analysis as:
Current	0	0	1,376
Non current			0
Total financial lease liabilities			1,376